UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2023

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Waverley Oaks Road, Suite 114, Waltham, MA 02452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 23, 2023, Ondas Holdings Inc., a Nevada corporation (“Ondas” or the “Company”), completed the previously announced acquisition of Airobotics Ltd., a company organized under the laws of Israel (“Airobotics”), pursuant to the Agreement of Merger, dated as of August 4, 2022 (the “Original Agreement”), and that certain Amendment to Agreement of Merger, dated November 13, 2022 (the “Amendment,” and together with the Original Agreement, the “Agreement”), by and among the Company, Talos Sub Ltd., an Israeli company and a wholly owned subsidiary of the Company (“Merger Sub”), and Airobotics. In accordance with the terms of the Agreement, Merger Sub merged with and into Airobotics (the “Merger”), with Airobotics continuing as the surviving company of the Merger and as a wholly owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”), each ordinary share of Airobotics, par value NIS 0.01 per share (the “Airobotics Ordinary Shares”), issued and outstanding (other than shares owned by Airobotics or its subsidiaries (dormant or otherwise) or by the Company or Merger Sub) was converted into, and exchanged for 0.16806 (the “Exchange Ratio”) fully paid and nonassessable shares of common stock of the Company, par value $0.0001 per share (the “Company Common Stock”), without interest and subject to applicable tax withholdings (“Merger Consideration”). All fractional shares of the Company Common Stock that would have otherwise been issued to a holder of Airobotics Ordinary Shares as part of the Merger Consideration were rounded up to the nearest whole share based on the total number of shares of the Company’s Common Stock issued to such holder of Airobotics Ordinary Shares. Holders of Airobotics Ordinary Shares received approximately 2.8 million shares as consideration (excluding approximately 1.7 million shares underlying equity awards to be outstanding following the Merger).

As provided in the Agreement, each outstanding option, warrant or other right, whether vested or unvested, to purchase Airobotics Ordinary Shares (each, an “Airobotics Stock Option,” and collectively, the “Airobotics Stock Options”) issued pursuant to the Airobotics Ltd. 2015 Israeli Share Option Plan and 2020 Incentive Equity Plan (the “Airobotics Plans”), was assumed by Ondas and converted as of the Effective Time into an option, warrant or right, as applicable, to purchase shares of Company Common Stock. Subject to the terms of the relevant Airobotics Stock Option, each Airobotics Stock Option is deemed to constitute an option, warrant, or other right, as applicable, to purchase, on substantially the same terms and conditions as were applicable under such Airobotics Stock Option, a number of shares of Company Common Stock equal to the number of shares of Company Common Stock (rounded up to the nearest whole share) that the holder of such Airobotics Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option, warrant, or right to purchase full Airobotics Ordinary Shares immediately prior to the Effective Time at a price per share of Company Common Stock (rounded down to the nearest whole cent) equal to (i) the former per share exercise price for Airobotics Ordinary Shares otherwise purchasable pursuant to such Airobotics Stock Option, divided by (ii) the Exchange Ratio.

As a result of the Merger, the Company will be dual listed on The Nasdaq Stock Market and the Tel Aviv Stock Exchange (“TASE”). The first trading day of the Company’s shares on TASE is expected to be January 26, 2023.

The foregoing description of the Merger and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Original Agreement and Amendment, which are included as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 8.01. Other Events.

The audited financial statements of Airobotics for the years ended December 31, 2021 and December 31, 2020, the unaudited financial statements of Airobotics for the six months ended June 30, 2022 and June 30, 2021, the unaudited pro forma condensed combined financial statements (and related notes) of the Company as of and for the six months ended June 30, 2022 and the year ended December 31, 2021, and the unaudited pro forma condensed combined financial statements (and related notes) of the Company as of and for the nine months ended September 30, 2022 and the twelve months ended December 31, 2021 are included as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively, and incorporated herein by reference. The unaudited pro forma condensed combined financial statements are based on the Company’s audited and unaudited interim historical consolidated financial statements and Airobotics' audited and unaudited interim historical financial statements as adjusted to give effect to the Company’s acquisition of Airobotics. The unaudited pro forma condensed combined balance sheet as of June 30, 2022 gives effect to these transactions as if they occurred on June 30, 2022. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 and the twelve months ended December 31, 2021 give effect to these transactions as if they occurred on January 1, 2021. The unaudited pro forma condensed combined balance sheet as of September 30, 2022 gives effect to these transactions as if they occurred on September 30, 2022. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2022 and the twelve months ended December 31, 2021 give effect to these transactions as if they occurred on January 1, 2021.

Forward-Looking Statements

Statements made in this report that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on Ondas’ current expectations about future events. Examples of forward-looking statements include, among others, statements regarding the benefits of the acquisition of Airobotics. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Ondas’ actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the ability to recognize the anticipated benefits of the acquisition and the other risks and uncertainties discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of Ondas’ most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of Ondas’ Quarterly Reports on Form 10-Q and in Ondas’ other filings with the Securities and Exchange Commission (“SEC”). We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement of Merger, dated as of August 4, 2022 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on August 8, 2022).
2.2	Amendment to Agreement of Merger, dated November 13, 2022 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on November 14, 2022).
23.1	Consent of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global.
99.1	The audited financial statements of Airobotics for the years ended December 31, 2021 and December 31, 2020 (incorporated herein by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on September 23, 2022).
99.2	The unaudited financial statements of Airobotics for the six months ended June 30, 2022 and June 30, 2021 (incorporated herein by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on September 23, 2022).
99.3	The unaudited proforma condensed combined financial statements (and related notes) of Ondas as of and for the six months ended June 30, 2022 and twelve months ended December 31, 2021 (incorporated herein by reference to Exhibit 99.7 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on September 23, 2022).
99.4	Unaudited pro forma condensed combined financial statements of Ondas Holdings Inc. as of September 30, 2022 and for the nine months ended September 30, 2022 and the twelve months ended December 31, 2021 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on November 14, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2023	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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